F&J DRAFT: 9/30/96


                               VOTAN CORPORATION

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. 1                                                    ______________ Shares

                  FOR VALUE RECEIVED, Votan Corporation, a Delaware corporation (the "COMPANY"), hereby certifies that ____________________ or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on October __, 1997 and prior to 5:00 P.M., New York City time, on October __, 2001, ___________________________ Thousand (________) fully paid and non-assessable shares of the common stock, $.01 par value per share, of the Company for an aggregate purchase price of $__________ (computed on the basis of $______1 per share). (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "COMMON STOCK," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrants (as hereinafter defined) are referred to individually as a "WARRANT SHARE" and collectively as the "WARRANT SHARES," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "AGGREGATE WARRANT PRICE," (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "PER SHARE WARRANT PRICE," (v) this Warrant, all similar Warrants issued on the date hereof and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "WARRANTS" and (vi) the holder of this Warrant is referred to as the "HOLDER" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "HOLDERS.") The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

         1. EXERCISE OF WARRANT. (a) The Holder may exercise this Warrant, in whole or in part, as follows:

                           (i) By presentation and surrender of this Warrant to the Company at the address set forth in Subsection 9(a) hereof, with the Subscription Form annexed hereto (or a


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1        The greater of $10 or 125% of public offering price.






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         reasonable facsimile thereof) duly executed and accompanied by payment of the Per Share Warrant Price for each Warrant Share to be purchased. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company; or

                           (ii) By presentation and surrender of this Warrant to the Company at the address set forth in Subsection 9(a) hereof, with a Cashless Exercise Form annexed hereto (or a reasonable facsimile thereof) duly executed (a "CASHLESS EXERCISE"). Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the Aggregate Warrant Price. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Per Share Warrant Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(a)(ii), the then current market price per share of Common Stock at any date shall be deemed to be the average for the thirty consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. electronic inter-dealer quotation system ("NASDAQ") or if not then publicly traded, the fair market price of the Common Stock as reasonably determined by the Board of Directors.

                  (b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (i) issue a certificate or certificates, in such denominations as are requested for delivery by the Holder, in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the



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other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercisable in part, pursuant to the provisions of this Warrant. The Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         2. RESERVATION OF WARRANT SHARES; LISTING. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal and (b) if the Company hereafter lists its Common Stock on any national securities exchange, keep the shares of the Common Stock receivable upon the exercise of this Warrant authorized for listing on such exchange upon notice of issuance.

         3. PROTECTION AGAINST DILUTION. (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (b) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(a), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth) (any

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         such nonexcluded event being herein called a "SPECIAL DIVIDEND"), the
Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date of the daily closing price of the Common Stock as reported by the national securities exchange upon which the Common Stock is then listed or if not listed on any such exchange, the average of the closing prices as reported by Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or if not then publicly traded, the fair market price as reasonably determined by the Company's Board of Directors) less the fair market value (as reasonably determined by the Company's Board of Directors) of the evidences of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date of any such Special Dividend.

                  (c) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property


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thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than thirty days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

                  (d) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Holders of Warrants representing the right to purchase a majority of the Warrant Shares subject to all outstanding Warrants may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

            (e) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(e)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.


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                  (f) Whenever the Per Share Warrant Price is adjusted as
provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall cause the Chief Financial Officer of the Company to prepare a certificate setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants. At Holder's option, Holder may request that the certificate prepared by the Chief Financial Officer be confirmed and verified, in writing, by independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company). The cost of such review shall be paid by Holder unless, as a result of the review, adjustments are made in favor of Holder, in which case, the cost of the review shall be paid by the Company.

                  (g) If the Board of Directors of the Company shall (i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend subject to the first parenthetical in Subsection 3(b), (ii) offer to the holders of shares of Common Stock any additional shares of Common Stock, any securities convertible into or exercisable for shares of Common Stock or any rights to subscribe thereto, or (iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend, distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

                  (h) If, as a result of an adjustment made pursuant to this
Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

         4. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at

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all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

         5.       REGISTRATION UNDER SECURITIES ACT OF 1933.

                  (a) The Company agrees that if, at any time during the period commencing on October __, 1997, and ending on October __, 2001, the Holder and/or the Holders of any other Warrants and/or Warrant Shares who or which shall hold, as amended, not less than 50% of the Warrants and/or Warrant Shares outstanding at such time and not previously sold pursuant to this Section 5 shall request that the Company file, under the Securities Act of 1933 (the "ACT"), a registration statement under the Act covering not less than 50% of the Warrant Shares issued or issuable upon the exercise of the Warrants and not so previously sold, the Company will (i) promptly notify each Holder of the Warrants and each holder of Warrant Shares not so previously sold that such registration statement will be filed and that the Warrant Shares which are then held, and/or may be acquired upon exercise of the Warrants by the Holder and such Holders, will be included in such registration statement at the Holder's and such Holders' request, (ii) cause such registration statement to be filed with the Securities and Exchange Commission within forty-five days of such request and to cover all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and (iv) take all other action reasonably necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such registration statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the earlier of a period of 180 days or such other period necessary for such Holders to effect the proposed sale or other disposition. The Company shall be required to effect a registration or qualification pursuant to this Subsection 5(a) on one occasion only.

                  (b) Notwithstanding anything to the contrary set forth in Subsection 5(a), the Company shall not be obligated to register any Warrant Shares hereunder if: (i) such Warrant Shares can be publicly sold by the Holder thereof without registration under the Act and without any volume or other material limitations, (ii) a registration statement covering such Warrant Shares has been declared effective and they have been disposed of pursuant to such effective registration statement, (iii) such Warrant Shares are transferred on the open market pursuant to any available exemption under the Act, (iv) such Warrant Shares have been otherwise transferred and the Company has delivered new certificates or other


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evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing any legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Act, (v) they have been sold, assigned, pledged, hypothecated or otherwise disposed of by the Holder in a transaction in which the Holder's rights hereunder are not assigned or assignable, or (vi) the Holder acquired such Warrant Shares pursuant to a Cashless Exercise of this Warrant, as described in Section 1(a) hereof. In addition, if the Company shall furnish to Holders requesting a registration statement pursuant to Section
5(a), a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                  (c) The Company agrees that if, at any time and from time to time during the period commencing on October __, 1997, and ending on October __, 2003, the Board of Directors of the Company shall authorize the filing of a registration statement (any such registration statement being hereinafter called a "SUBSEQUENT REGISTRATION STATEMENT") under the Act (otherwise than pursuant to Subsection 5(a) hereof, or other than a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company will (i) promptly notify the Holder and each of the Holders, if any, of other Warrants and/or Warrant Shares not previously sold pursuant to this Section 5 that such Subsequent Registration Statement will be filed and that the Warrant Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Holder and such Holders, will, at the Holder's and such Holders' request, be included in such Subsequent Registration Statement, (ii) upon the written request of a Holder made within 15 days after the giving of such notice by the Company, include in the securities covered by such Subsequent Registration Statement all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such Subsequent Registration Statement to become effective as soon as practicable and (iv) take all other action reasonably necessary under any Federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Subsequent Registration Statement to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority

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for the earlier of a period of 180 days or such other period necessary for the
Holder and such Holders to effect the proposed sale or other disposition. Notwithstanding any other provision of this Section 5(c), if the managing underwriters advise the Holders in writing that marketing factors require a limitation of the number of shares to be registered in such Subsequent Registration Statement, then the number of Warrant Shares that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Warrant Shares owned by each Holder.

                  (d) Whenever the Company is required pursuant to the provisions of this Section 5 to include Warrant Shares in a registration statement, the Company shall (i) furnish each Holder of any such Warrant Shares and each underwriter of such Warrant Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Act (and such other documents as each such Holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Warrant Shares, (ii) use its best efforts to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable) of such jurisdiction or laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold. Nothing contained in this Warrant shall be construed as requiring a Holder to exercise its Warrant prior to the closing of an offering pursuant to a registration statement referred to in Subsection 5(a) or 5(b).

                  (e) The Company shall furnish to each Holder participating in an offering pursuant to a registration statement under this Section 5 and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events

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subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                  (f) The Company shall enter into an underwriting agreement with the managing underwriters selected by the Company, subject to the consent of Holders holding 50% of the Warrant Shares requested to be included in a registration statement filed pursuant to Section 5(a), such consent not to be unreasonably withheld. Notwithstanding the foregoing, in the event that the Company has not selected the managing underwriters within twenty (20) days of receipt of request for registration pursuant to Section 5(a), the Holders holding 50% of the Warrant Shares requested to be included in a registration statement filed pursuant to Section 5(a) shall have twenty (20) days to select the managing underwriters, subject to the consent of the Company, such consent not to be unreasonably withheld. In the event that such Holders have not selected an acceptable managing underwriter within such twenty (20) day period, the parties shall follow the procedures herein set forth until such time as a selection is made. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

                  (g) The Company shall pay all expenses incurred in connection with any registration statement or other action pursuant to the provisions of this Section 5, excluding the fees and expenses of counsel representing the Holders of Warrant Shares included in any such registration statement and any underwriting discounts and applicable transfer taxes relating to the Warrant Shares.

                  (h) The Company will indemnify, and, if such indemnity is unavailable, will agree to just and equitable contribution to, the Holders of Warrant Shares which are included in each registration statement referred to in Subsections 5(a) and 5(b), and the underwriters of such Warrant Shares, substantially to the same extent as the Company has indemnified, and agreed to just and equitable contribution to, the underwriters (the "UNDERWRITERS") of its public offering of Common Stock pursuant to the Underwriting Agreement (the "Underwriting Agreement"), dated September __, 1996, by and among the Company, Ladenburg, Thalmann & Co. Inc., Kaufman Bros., L.P., MOSCOM Corporation, as the Selling Stockholder, and

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the other underwriters named in Schedule A thereto. Each selling Holder of
Warrant Shares, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers who shall have signed any such registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act to the same extent as the foregoing indemnity from the Company, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from such registration statement, any final prospectus, or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such selling Holder specifically for use in connection with the preparation of such registration statement, any final prospectus or any such amendment or supplement thereto; provided, however, that the obligation of any Holder of Warrant Shares to indemnify the Company under the provisions of this Subsection (h) shall be limited to the product of (A) the number of Warrant Shares being sold by the selling Holder and (B) the market price of the Common Stock on the date of the sale to the public of such Warrant Shares.

         6. LIMITED TRANSFERABILITY. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder (a) except in compliance with the provisions of the Act, (b) until the first anniversary hereof except (i) to any successor firm or corporation of Ladenburg, Thalmann & Co. Inc. or Kaufman Bros., L.P., (ii) to any of the officers of Ladenburg, Thalmann & Co. Inc. or Kaufman Bros., L.P. or of any such successor firm or (iii) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder.

         7. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         8. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.


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         9. NOTICES. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile transmission, or sent by recognized overnight courier or by certified mail, return receipt requested, postage paid, to the parties hereto as follows:

                  (a) if to the Company at 7020 Koll Center Parkway, Pleasanton, California 94566, Attn.: John A. White, facsimile no. (510) 426-6767, or such other address as the Company has designated in writing to the Holder, or

                  (b) if to the Holder at Attn.: _______________________,
                  facsimile no. __________________, at
                  ____________________________________, or such other address or facsimile number as the Holder has designated in writing to the Company.

         10. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         11. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

                  IN WITNESS WHEREOF, Votan Corporation, has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this ____ day of October, 1996.


                                        VOTAN CORPORATION



                                        By:________________________________
                                            John A. White
                                            President and Chief Executive
                                            Officer

ATTEST:




         William E. O'Connor
         Chief Financial Officer,
           Treasurer and Secretary

         [Corporate Seal]

                                   ASSIGNMENT


                  FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers unto __________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _______________________, attorney, to transfer said Warrant on the books of Votan Corporation.

Dated:_____________________________   Signature: ______________________________

                                      Address:_________________________________



                               PARTIAL ASSIGNMENT


                  FOR VALUE RECEIVED __________________________ hereby assigns and transfers unto ____________________________ the right to purchase ______________ shares of the Common Stock of Votan Corporation covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer that part of said Warrant on the books of Votan Corporation.


Dated:_____________________________   Signature: ______________________________

                                      Address:_________________________________

                               SUBSCRIPTION FORM
      To be executed upon exercise of Warrant pursuant to Section 1(a)(i))


                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in Section 1(a)(i), and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $___________.

                  Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                                     Name______________________________________

                                     (Please Print Name, Address and Social
                                     Security No.)

                                     Address___________________________________

                                     __________________________________________


                                     Social____________________________________
                                     Security Number

                                     Signature_________________________________
                                     NOTE:        The above signature
                                                  should correspond exactly
                                                  with the name on the first
                                                  page of this Warrant or
                                                  with the name of the
                                                  assignee appearing in the
                                                  assignment form below.

                                     Date______________________________________


                  And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                             CASHLESS EXERCISE FORM
                    (To be executed upon exercise of Warrant
                         pursuant to Section 1(a)(ii))


                  The undersigned hereby irrevocably elects to surrender _______ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 1(a)(ii) of such Warrant.

                  Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares to:


                                     Name______________________________________

                                     (Please Print Name, Address and Social
                                     Security No.)

                                     Address___________________________________

                                     __________________________________________


                                     Social____________________________________
                                     Security Number

                                     Signature_________________________________
                                     NOTE:        The above signature
                                                  should correspond exactly
                                                  with the name on the first
                                                  page of this Warrant or
                                                  with the name of the
                                                  assignee appearing in the
                                                  assignment form below.

                                     Date______________________________________

                  And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.